SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):   October 20, 1995   (October 17, 1995)



                                Maytag Corporation
             (Exact name of registrant as specified in its charter)


Delaware                              1-655         42-0401785
(State or other                    (Commission     (IRS Employer
jurisdiction of                   File Number)     Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                           50208
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000



                                       N/A
         (Former name or former address, if changed since last report.)






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Item 5.  Other Events

    The Company announced on October 19, 1995 that it will repurchase up to 10.8 million shares of the Company's stock and increase its December dividend by 12 percent.

    A copy of the Company's press release issued October 19, 1995 is attached as
Exhibit 99(a) and is incorporated herein by reference.

    The Company announced on October 17, 1995 that it will voluntarily conduct an in-home product inspection program to eliminate a potential problem with a small electrical component on Maytag brand dishwashers manufactured between March 28, 1994 and January 31, 1995.

    A copy of the Company's press release issued October 17, 1995 is attached as
Exhibit 99(b) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    The exhibits accompanying this report are listed in the accompanying Exhibit Index.



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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:s/s John P. Cunningham, Jr.
                                       John P. Cunningham, Jr.
                                         Executive Vice President &
                                         Chief Financial Officer



     October 20, 1995
          (Date)



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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.                         Exhibit

    99(a)              Press Release issued October 19, 1995.

    99(b)              Press Release issued October 17, 1995.






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